UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010

Advanced Environmental Recycling Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10367 (Commission File Number)	71-0675758 (I.R.S. Employer Identification No.)

914 N Jefferson Street Springdale, Arkansas (Address of Principal Executive Offices)	72764 (Zip Code)

Registrant’s telephone number, including area code                         (479) 756-7400

Not Applicable
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Attached as an exhibit to this Form 8-K filing is a press release in the form of a letter to the Company’s shareholders discussing recent events and future opportunities.  The press release will be issued January 11, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

99.1           Press release to be issued January 11, 2010 discussing recent events and future opportunities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCED ENVIRONMENTAL RECYCLING
TECHNOLOGIES, INC.

By:             /s/     Joe Brooks
Joe Brooks
Chairman and Chief Executive Officer

Date: January 8, 2010